Exhibit 10.1
CONTRIBUTION AGREEMENT

THIS CONTRIBUTION AGREEMENT (this "Agreement"), is entered into as of April 3, 2013 (the “Contribution Date”) by and among, eBullion, Inc., a Delaware corporation (“eBullion”), on one hand and the shareholders of Man Long Bullion Company Limited, a company incorporated under the laws of Hong Kong (the “Company”) as set forth on the signature pages attached hereto (collectively, the “Selling Stockholders”), on the other hand.  eBullion and the Company are sometimes referred to herein each individually as a “Party” and, collectively, as the “Parties.”

WHEREAS, the Board of Directors of eBullion and each of the Selling Stockholders of the Company deem it advisable that eBullion and the Company combine in order to advance their long-term business interests;

WHEREAS, the Board of Directors of eBullion and the Selling Stockholders of the Company have each approved this Agreement, in accordance with the General Corporation Law of the State of Delaware and the laws of Hong Kong and the terms and conditions set forth herein, which will result in, among other things, the Company becoming a wholly owned subsidiary of eBullion and the Selling Stockholders of the Company becoming stockholders of eBullion; and

WHEREAS, for federal income tax purposes, it is intended that the transactions contemplated hereby qualify as a tax-free reorganization within the meaning of Section 351 of the Internal Revenue Code of 1986, as amended and the regulations promulgated thereunder.

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

ARTICLE I

CONTRIBUTIONS; CLOSING

1.1           The Contributions. On the date hereof and subject to the terms and conditions contained in this Agreement, the Selling Stockholders shall contribute to eBullion all of the outstanding equity of the Company and upon such contribution the Company will become a wholly owned subsidiary of eBullion.

1.2           Consideration.

(a)            The aggregate consideration to be paid or reserved for issuance by eBullion to the Selling Stockholders shall be 50,760,000 fully paid and non-assessable shares of common stock of eBullion, par value $0.0001 per share (the “Parent Common Stock”). On the date hereof, all Company outstanding equity shall, by virtue of this Agreement, be converted automatically into and become the aggregate of 50,760,000 validly issued, fully-paid and non-assessable shares of Parent Common Stock and shall be allocated among the Selling Stockholders as set forth on Schedule  1.2(a)of the Company Disclosure Schedule, with each Selling Stockholder receiving five (5) shares of parent Common Stock for each share of the Company owned by such Selling Stockholder.

(b)            From and after the date hereof, each Selling Shareholder shall cease to have any rights with respect to the Company’s outstanding equity except as set forth herein or under applicable law. As soon as practicable after the date hereof, eBullion shall furnish one or more certificates representing the prescribed number of shares of Parent Common Stock to the Selling Shareholders of the Company in accordance with the terms hereof.

1.3           No Further Ownership Rights in Company Equity. All shares of Parent Common Stock issued upon the surrender for exchange of Company outstanding equity in accordance with the terms of his Article I shall be deemed to have been issued in full satisfaction of all rights pertaining to such Company equity under this Article I.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF THE SELLING STOCKHOLDER

Except as set forth in the disclosure schedule provided by the Company to eBullion on the date hereof (the “Selling Stockholder Disclosure Schedule”), the Selling Stockholder represents and warrants to eBullion that the statements contained in this Article II are true, complete and correct as of the date hereof. The Selling Stockholder Disclosure Schedule shall be arranged in paragraphs corresponding to the numbered and lettered paragraphs contained in this Article II. As used in this Agreement, a “Material Adverse Effect” means any change, event or effect that is materially adverse to the business, assets (including, without limitation, intangible assets), financial condition, results of operations or reasonably foreseeable prospects of the relevant entity.

2.1           Organization and Qualification.

(a)            The Company is a corporation duly organized, validly existing and in good standing under the laws of Hong Kong. The Company is duly qualified or licensed as a foreign company to conduct business, and is in good standing in each jurisdiction as listed in Schedule  2.1(a) of the Selling Stockholder Disclosure Schedule, which is a complete list of all such jurisdictions where the character of the properties and other assets owned, leased or operated by it, or the nature of its activities, makes such qualification or licensing necessary, except where the failure to be so qualified, licensed or in good standing, individually or in the aggregate, has not had and would not be expected to have a Material Adverse Effect on the Company.

(b)            The Company has all requisite corporate power and authority to carry on the businesses in which it is engaged and to own and use the properties owned and used by it. The Company has delivered to eBullion true, complete and correct copies of its Certificate of Formation and Memorandum and Articles of Association. The Company is not in default under or in violation of any provision of its Certificate of Formation or Memorandum and Articles of Association.

2.2           Capital Structure.

(a)            All of the Company outstanding equity is held by the Selling Shareholders and is as reflected on Schedule 1.2(a) of the Selling Stockholder Disclosure Schedule.

(b)            Except as described on Schedule 1.2(a) of the Selling Stockholder Disclosure Schedule, as of the date hereof, there are no shares of voting or non-voting capital stock, equity interests, percentage interests or other securities of the Company authorized, issued, reserved for issuance or otherwise outstanding. Schedule 1.2(a) of the Selling Stockholder Disclosure Schedule sets forth a true, complete and correct list of all holders of equity of the Company.

(c)            All outstanding Company equity is duly authorized, validly issued, fully paid and non-assessable, and not subject to, or issued in violation of, any kind of preemptive, subscription or of similar rights, and were or will be issued in compliance in all material respects with all applicable federal and state securities laws. The Selling Stockholders own all of the issued and outstanding shares of capital stock of the Company, free and clear of all liens, claims, rights, charges, encumbrances, and security interests of whatsoever nature or type and upon transfer to the Company such shares will be free and clear of all liens, claims, rights, charges, encumbrances, and security interests of whatsoever nature or type.

(d)            There are no bonds, debentures, notes or other indebtedness of the Company having the right to vote (or convertible into securities having the right to vote) on any matters on which the Company’s shareholders may vote. Except as described in subsection (b) above, there are no outstanding securities, options, warrants, calls, rights, commitments, agreements, arrangements or undertakings of any kind (contingent or otherwise) to which the Company is a party or bound obligating the Company to issue, deliver or sell, or cause to be issued, delivered or sold, membership interests, percentage interests or other voting securities of the Company or obligating the Company to issue, grant, extend or enter into any agreement to issue, grant or extend any security, option, warrant, call, right, commitment, agreement, arrangement or undertaking.

(e)            There are no outstanding contractual obligations of the Company to repurchase, redeem or otherwise acquire any shares of capital stock (or options to acquire any such shares), percentage interests or other security or equity interests of the Company or to cause the Company or its Subsidiaries to file a registration statement under the Securities Act of 1933, or which otherwise relate to the registration of any securities of the Company or its Subsidiaries.

(f)            There are no voting trusts, proxies or other agreements, arrangements, commitments or understandings of any character to which the Selling Stockholders, or to their knowledge, of which the Company, is a party or by which any of them is bound with respect to the issuance, holding, acquisition, voting or disposition of any shares of capital stock, membership interests, percentage interests or other security or equity interests of the Company

2.3           Authority; No Conflict; Required Filings.

(a)            The Selling Shareholders have all requisite corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement, the performance of its obligations hereunder and the consummation of the transactions contemplated hereby, have been duly authorized by all action on the part of the Selling Shareholders and no other proceedings are necessary.

(b)            This Agreement has been duly executed and delivered by the Selling Shareholders and constitutes a valid and binding obligation of the Selling Shareholders, enforceable against each of them in accordance with its terms, subject only to: (i) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors’ rights generally; (ii) general equitable principles (whether considered in a proceeding in equity or at law); (iii) an implied covenant of good faith and fair dealing; and (iv) the extent that any provision relating to indemnity and/or contribution is contrary to law or public policy as interpreted or applied by any court or governmental agency (collectively, the “Equitable Exceptions”).

(c)            The execution and delivery of this Agreement does not, and the performance by the Company of its obligations hereunder and the consummation of the transactions contemplated hereby will not, conflict with or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any material obligation or to a loss of a material benefit, or require the consent of any person to, or result in the creation of any liens, claims, security interests, pledges, encumbrances of any kind or nature whatsoever (collectively, “Liens”) in or upon any of the properties or other assets of the Company under any provision of: (i) the Certificate of Formation or Operating Agreement of the Company or; (ii) subject to the governmental filings and other matters referred to in paragraph (d) below, any (A) permit, license, franchise, statute, law, ordinance or regulation or (B) judgment, decree or order, in each case applicable to the Company, or by which any of its properties or assets may be bound or affected; or (iii) any loan or credit agreement, note, bond, mortgage, indenture, contract, agreement, lease or other instrument or obligation to which the Company is a party or by which any of its properties or assets may be bound or affected.

(d)            No consent, approval, order or authorization of, or registration, declaration or filing with, any government, governmental, statutory, regulatory or administrative authority, agency, body or commission or any court, tribunal or judicial body, whether federal, state, local or foreign (each, a “Governmental Authority”) is required by or with respect to the Company in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

2.4           Compliance with Laws. To the knowledge of the Company it has at all times complied with all material federal, state, local and foreign statutes, laws and regulations, and is not in violation of, and has not received any written claim or notice of violation of, any such statutes, laws and regulations with respect to the conduct of its business or the ownership and operation of its properties and other assets, except for such instances of non-compliance or violation, if any, which could not reasonably be expected to result in a Material Adverse Effect to the Company.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF EBULLION

eBullion, on behalf of itself and its Subsidiaries, represents and warrants to the Company that the statements contained in this Article III are true, complete and correct.

3.1           Organization and Qualification. eBullion is a corporation duly organized, validly existing and in corporate and tax good standing under the laws of the State of Delaware. eBullion is duly qualified or licensed as a foreign corporation to conduct business, and is in corporate and tax good standing, under the laws of each jurisdiction where the character of the properties owned, leased or operated by it, or the nature of its activities, makes such qualification or licensing necessary, except where the failure to be so qualified, licensed or in good standing, individually or in the aggregate, has not had and would not have a Material Adverse Effect on eBullion. eBullion has all requisite corporate power and authority to carry on the businesses in which it is engaged and to own and use the properties owned and used by it. eBullion is not in default under or in violation of any provision of its Certificate of Incorporation or Bylaws.

3.2           Capital Structure.

(a)            The authorized capital stock of eBullion consists of (i) 500,000,000 shares of Common Stock, $0.0001 par value per share; and (ii) 50,000,000 shares of preferred stock, $0.0001 par value per share, none of which is outstanding.

(b)            There are no shares of voting or non-voting capital stock, equity interests or other securities of eBullion authorized, issued, reserved for issuance or otherwise outstanding.

(c)            All outstanding shares of eBullion Common Stock to be issued in connection with this Agreement will be, when issued in accordance with the terms hereof, duly authorized, validly issued, fully paid and non-assessable, and not subject to, or issued in violation of, any kind of preemptive, subscription or similar rights.

(d)            There are no bonds, debentures, notes or other indebtedness of eBullion having the right to vote (or convertible into securities having the right to vote) on any matters on which the eBullion’s shareholders may vote. Except as described in subsection (b) above, there are no outstanding securities, options, warrants, calls, rights, commitments, agreements, arrangements or undertakings of any kind (contingent or otherwise) to which eBullion is a party or bound obligating eBullion to issue, deliver or sell, or cause to be issued, delivered or sold, membership interests, percentage interests or other voting securities of eBullion or obligating eBullion to issue, grant, extend or enter into any agreement to issue, grant or extend any security, option, warrant, call, right, commitment, agreement, arrangement or undertaking.

(e)            There are no outstanding contractual obligations of eBullion to repurchase, redeem or otherwise acquire any shares of capital stock (or options to acquire any such shares), percentage interests or other security or equity interests of eBullion or to cause eBullion to file a registration statement under the Securities Act of 1933, or which otherwise relate to the registration of any securities of eBullion.

(f)            There are no voting trusts, proxies or other agreements, arrangements, commitments or understandings of any character to which the Selling Stockholders, or to their knowledge, of which the Company, is a party or by which any of them is bound with respect to the issuance, holding, acquisition, voting or disposition of any shares of capital stock, membership interests, percentage interests or other security or equity interests of the Company

3.3           Authority; No Conflict; Required Filings.

(a)            eBullion has all requisite corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement, the performance of its obligations hereunder and the consummation of the transactions contemplated hereby, have been duly authorized by all corporate action on the part of eBullion and no other corporate proceedings are necessary.

(b)            This Agreement has been duly executed and delivered by eBullion and constitutes a valid and binding obligation of eBullion, enforceable against each of them in accordance with its terms subject only to Equitable Excpetions.

(c)            The execution and delivery of this Agreement do not, the performance by eBullion of its obligations hereunder and the consummation of the transactions contemplated hereby will not, conflict with or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to a loss of a material benefit, or require the consent of any person, or result in the creation of any Liens in or upon any of the properties or other assets of eBullion under any provision of: (i) its Certificate of Incorporation or Bylaws; (ii) subject to the governmental filings and other matters referred to in paragraph (d) below, any (A) permit, license, franchise, statute, law, ordinance or regulation or (B) judgment, decree or order, in each case applicable to eBullion, or by which any of its properties or assets may be bound or affected; or (iii) any loan or credit agreement, note, bond, mortgage, indenture, contract, agreement, lease or other instrument or obligation to which eBullion is a party or by which any of their respective properties or assets may be bound or affected.

(d)            No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Authority is required by or with respect to eBullion in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

3.4           Compliance with Laws. To the knowledge of eBullion it has at all times complied with all material federal, state, local and foreign statutes, laws and regulations, and is not in violation of, and has not received any written claim or notice of violation of, any such statutes, laws and regulations with respect to the conduct of its business or the ownership and operation of its properties and other assets, except for such instances of non-compliance or violation, if any, which could not reasonably be expected to result in a Material Adverse Effect to eBullion.

ARTICLE IV

ADDITIONAL AGREEMENTS

4.1           Subject to the terms and conditions hereof, the Selling Stockholders and eBullion agree to use their respective reasonable best efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement

4.2           Reorganization.

(a)            The Selling Shareholders shall not knowingly take any actions that could prevent the transactions contemplated by this Agreement from being treated as a “reorganization” within the meaning of Section 351 of the Code.

(b)            eBullion shall not knowingly take any actions that could prevent the transactions contemplated by this Agreement from being treated as a “reorganization” within the meaning of Section 351 of the Code.

4.3           Notification of Certain Matters.

Each of the Selling Stockholders and eBullion shall give prompt notice to the other of the occurrence or non-occurrence of: (i) any event the occurrence, or non-occurrence of which could reasonably be expected to result in any representation or warranty contained in this Agreement to be untrue or inaccurate in any material respect (or, in the case of any representation or warranty qualified by its terms by materiality, then untrue or inaccurate in any respect) and (ii) any failure of the Selling Stockholders or eBullion, as the case may be, to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this Section 5.1 shall not limit or otherwise affect the remedies available hereunder to the Party receiving such notice.

ARTICLE V

GENERAL PROVISIONS

5.1           Notices. All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if delivered personally or sent by nationally-recognized overnight courier or by registered or certified mail, postage prepaid, return receipt requested, or by electronic mail, with a copy thereof to be delivered by mail (as aforesaid) within 24 hours of such electronic mail, or by telecopier, with confirmation as provided above addressed as follows:

If to eBullion:

eBullion, Inc
8/F, Tower 5, China Hong Kong City
33 Canton Road
Tsim Sha Tsui, Hong Kong
Attention:  Choi Kee Yuen

with a copy to:

Gracin & Marlow, LLP
405 Lexington Avenue, 26th Floor
New York, New York 10174
Attention: Leslie Marlow, Esq.
email: lmarlow@gracinmarlow.com

If to the Company or Stockholders:

Man Loong Bullion
8/F, Tower 5, China Hong Kong City
33 Canton Road,
Tsim Sha Tsui, Hong Kong
Attention:  Choi Kee Yuen

or to such other address as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith. All such notices or communications shall be deemed to be received (i) in the case of personal delivery, on the date of such delivery; (ii) in the case of nationally-recognized overnight courier, on the next Business Day after the date when sent; (iii) in the case of facsimile transmission or telecopier or electronic mail, upon confirmed receipt; and (iv) in the case of mailing, on the third Business Day following the date on which the piece of mail containing such communication was posted.

5.2           Interpretation. When a reference is made in this Agreement to Sections, subsections, Schedules or Exhibits, such reference shall be to a Section, subsection, Schedule or Exhibit to this Agreement unless otherwise indicated. The words “include,” “includes” and “including” when used herein shall be deemed in each case to be followed by the words “without limitation.” The word “herein” and similar references mean, except where a specific Section or Article reference is expressly indicated, the entire Agreement rather than any specific Section or Article. The table of contents and the headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

5.3           Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

5.4           Entire Agreement. This Agreement (including all exhibits and schedules hereto), and other documents and instruments delivered in connection herewith constitute the entire agreement and supersede all prior agreements and undertakings, both written and oral, among the Parties with respect to the subject matter hereof.

5.5           Assignment. This Agreement shall not be assigned by operation of law or otherwise.

5.6           Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each Party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement; provided, however, that the provisions of Article I with respect to the Contribution Consideration and board of directors are intended for the benefit of the persons so identified.

5.7           Failure or Indulgence Not Waiver; Remedies Cumulative. No failure or delay on the part of any Party in the exercise of any right hereunder will impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty or agreement herein, nor will any single or partial exercise of any such right preclude other or further exercise thereof or of any other right. All rights and remedies existing under this Agreement are cumulative to, and not exclusive to, and not exclusive of, any rights or remedies otherwise available.

5.8           Governing Law; Enforcement.

(a)            This Agreement and the rights and duties of the Parties hereunder shall be governed by, and construed in accordance with, the law of the State of Delaware (exclusive of conflict of law principles).

(b)            The Parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the Parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement without an obligation of posting a bond and to enforce specifically the terms and provisions of this Agreement in the state courts in the State of Delaware, this being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the Parties: (i) consents to submit itself to the personal jurisdiction of the state courts of the State of Delaware in the event any dispute arises out of this Agreement or any transaction contemplated hereby; (ii) agrees that it will not attempt to deny or defeat personal jurisdiction by motion or other request for leave from any such court; (iii) waives any right to trial by jury with respect to any action related to or arising out of this Agreement or any transaction contemplated hereby; (iv) consents to service of process by delivery pursuant to Section 5.1 hereof; and (v) irrevocably and unconditionally waives (and agrees not to plead or claim) any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in any Delaware State court or any Federal Court of the United States of America sitting in the State of Delaware.

5.9           Counterparts. This Agreement may be executed in one or more counterparts, and by the different Parties in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, Parent and the Company have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

EBULLION, INC.
By:	/s/ Choi Kee Yuen
Name:	Choi Kee Yuen
Title:	Chief Executive Officer

MAN LOONG BULLION COMPANY LIMITED
By:	/s/ Choi Kee Yuen
Name:	Choi Kee Yuen
Title:	Director

COUNTERPART SIGNATURE PAGE

TO

CONTRIBUTION AGREEMENT

The undersigned does hereby agree to be bound by all of the terms and provisions of the Contribution Agreement, including all exhibits and schedules attached thereto, dated April 3, 2013, by and among, eBullion, Inc., a Delaware corporation (“eBullion”) on one hand, and each of the shareholders of Man Loong Bullion Company Limited (each a “Selling Stockholder” and collectively, the “Selling Stockholder”), on the other hand.

Selling Stockholder:

Print Name:

Percentage of Interest Address for Notice of Purchaser:

Address for Delivery of Shares for Purchaser (if not same as above):

8/F, Tower 5, China Hong Kong City 33 Canton Road Tsim Sha Tsui, Hong Kong

COUNTERPART SIGNATURE PAGE

TO

CONTRIBUTION AGREEMENT

The undersigned does hereby agree to be bound by all of the terms and provisions of the Contribution Agreement, including all exhibits and schedules attached thereto, dated April 3, 2013, by and among, eBullion, Inc., a Delaware corporation (“eBullion”) on one hand, and each of the shareholders of Man Loong Bullion Company Limited (each a “Selling Stockholder” and collectively, the “Selling Stockholder”), on the other hand.

Selling Stockholder:

/s/ CHOI KEE YUEN
CHOI KEE YUEN
Hong Kong ID: D068117(3)

Percentage of Interest 50.00%

Address for Notice of Purchaser: G/F-1162 MONG TSENG TSUEN LAU FAU SHAN YUEN LONG N.T. HONG KONG

Address for Delivery of Shares for Purchaser (if not same as above):

COUNTERPART SIGNATURE PAGE

TO

CONTRIBUTION AGREEMENT

The undersigned does hereby agree to be bound by all of the terms and provisions of the Contribution Agreement, including all exhibits and schedules attached thereto, dated April 3, 2013, by and among, eBullion, Inc., a Delaware corporation (“eBullion”) on one hand, and each of the shareholders of Man Loong Bullion Company Limited (each a “Selling Stockholder” and collectively, the “Selling Stockholder”), on the other hand.

Selling Stockholder:

/s/ WONG HAK YIM
WONG HAK YIM
Hong Kong ID: D519461(0)

Percentage of Interest 3.70%

Address for Notice of Purchaser: UNIT 603 6/F BLK E, KORNHILL 13-15 HONG SHING STREET, QUARRY BAY HONG KONG

Address for Delivery of Shares for Purchaser (if not same as above):

COUNTERPART SIGNATURE PAGE

TO

CONTRIBUTION AGREEMENT

The undersigned does hereby agree to be bound by all of the terms and provisions of the Contribution Agreement, including all exhibits and schedules attached thereto, dated April 3, 2013, by and among, eBullion, Inc., a Delaware corporation (“eBullion”) on one hand, and each of the shareholders of Man Loong Bullion Company Limited (each a “Selling Stockholder” and collectively, the “Selling Stockholder”), on the other hand.

Selling Stockholder:

/s/ CHAN LAI KEUNG
CHAN LAI KEUNG
Hong Kong ID: H374437(1)

Percentage of Interest 27.60%

Address for Notice of Purchaser: FLAT D, 63/F LUNA SKY, THE CULLINAN 1 AUSTIN ROAD WEST, TSIM SHA TSUI, KOWLOON, HONG KONG

Address for Delivery of Shares for Purchaser (if not same as above):

COUNTERPART SIGNATURE PAGE

TO

CONTRIBUTION AGREEMENT

The undersigned does hereby agree to be bound by all of the terms and provisions of the Contribution Agreement, including all exhibits and schedules attached thereto, dated April 3, 2013, by and among, eBullion, Inc., a Delaware corporation (“eBullion”) on one hand, and each of the shareholders of Man Loong Bullion Company Limited (each a “Selling Stockholder” and collectively, the “Selling Stockholder”), on the other hand.

Selling Stockholder:

/s/ YIM MAN HAP DENNIS
YIM MAN HAP DENNIS
Hong Kong ID: V020402(1)

Percentage of Interest 11.70%

Address for Notice of Purchaser: G/F-1162 MONG TSENG TSUEN LAU FAU SHAN YUEN LONG N.T. HONG KONG

Address for Delivery of Shares for Purchaser (if not same as above):

COUNTERPART SIGNATURE PAGE

TO

CONTRIBUTION AGREEMENT

The undersigned does hereby agree to be bound by all of the terms and provisions of the Contribution Agreement, including all exhibits and schedules attached thereto, dated April 3, 2013, by and among, eBullion, Inc., a Delaware corporation (“eBullion”) on one hand, and each of the shareholders of Man Loong Bullion Company Limited (each a “Selling Stockholder” and collectively, the “Selling Stockholder”), on the other hand.

Selling Stockholder:

/s/ TSE YUEN FAY
TSE YUEN FAY
Hong Kong ID: R427361(2)

Percentage of Interest 7.00%

Address for Notice of Purchaser: FLAT B, 6/F., BLK. 5, KORNHILL GARDEN QUARRY BAY, HONG KONG

Address for Delivery of Shares for Purchaser (if not same as above):

Schedule 1.2(a)

Selling Stockholders

Selling Stockholders
Percentage of Interest	Amount of Shares

Choi Kee Yuen	25,380,000
50.00%

Wong Hak Yim	1,878,120
3.70%

Chan Lai Keung	14,009,760
27.60%

Yim Man Hap Dennis	5,938,920
11.70%

Tse Yuen Fay	3,553,200
7.00%

Schedule 2.1(a)

Jurisdiction of Good Standing

Delaware